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                                                                    Exhibit 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Proxy Statement of Shaman Pharmaceuticals, Inc. dated February 24, 1999 of our report dated January 29, 1998, with respect to the financial statements of Shaman Pharmaceuticals, Inc. included in its Annual Report (Form 10-K/A) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.

                                       ERNST & YOUNG LLP

February 19, 1999
Palo Alto, California